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                                                                    EXHIBIT 23.1



The Shareholders and Board of Directors
Sterling Bancorp

We consent to the use of our report dated January 28, 1998, which is included in the 1997 Annual Report on Form 10-K of Sterling Bancorp, incorporated herein by reference

                                  /s/ KPMG Peat Marwick LLP

New York, New York
September 14, 1998